UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 10, 2026

SENTIENT BRANDS HOLDINGS INC.

(Exact name of registrant as specified in its charter)

Nevada	001-34861	86-3765910
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

30 N Gould Street, Suite 61963

Sheridan, Wyoming 82801

(Address of principal executive offices) (zip code)

(646) 202-2897

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

On July 1, 2026, Sentient Brands Holdings Inc. (the “Company”) entered into two separate confidential pre-filing settlement and cooperation agreements (collectively, the “Agreements”), each with a former member of the Company’s management, in furtherance of the “Compliance and Restitution” initiative described in the Company’s Current Report on Form 8-K filed June 23, 2026, under which the Board of Directors (the “Board”) authorized the Company to pursue, among other things, the recovery and cancellation of equity the Board has identified as having been improperly issued and the recovery of assets for the Company’s. The Company executed each of the Agreements solely through independent authority, acting through disinterested members of the Board and not through any person whose conduct is subject to the Board’s ongoing review of historical corporate actions. In each case, the Company is coordinating on a unified basis with a group of 25 investors and other parties (collectively, the “Plaintiff Parties”) under a previously disclosed Joint Representation and Confidentiality Agreement.

Under the Agreements, the former members of management have agreed to provide full, truthful and continuing cooperation to the Plaintiff Parties in connection with contemplated legal actions arising out of the historical transactions, billing records, debt and share issuances under the Board’s review — including by executing sworn declarations, preserving and producing documents, and providing truthful testimony — and to make restitution to the Company through the surrender and cancellation of shares. In the aggregate, the Agreements provide for the surrender and cancellation to the Company of 455,496 restricted shares of the Company’s common stock (13,664,747 shares on a pre-reverse-split basis, prior to the Company’s 1-for-30 reverse stock split effected January 2, 2026), in each case without any monetary payment by the Company for such shares. The surrendered shares will be cancelled and retired and restored to the status of authorized but unissued shares of the Company in accordance with Nevada law, and will not be held as treasury shares. The Agreements characterize the surrender and cancellation as restitution and the rescission and disgorgement of improperly issued shares to the Company, and not as monetary settlement consideration; the surrenders are effective immediately upon execution, are irrevocable, and will remain effective even if the related releases are later revoked.

In consideration of that cooperation and restitution, the Plaintiff Parties have agreed to conditional releases and covenants not to sue (and, as applicable, forbearance from prosecuting and the dismissal or holding in abeyance of claims), in each case conditioned on the continued, complete and truthful cooperation of the applicable party and subject to revocation upon a material breach. The Agreements contain no monetary settlement consideration paid to the Plaintiff Parties, and no party will pay any fee, bonus or settlement payment in exchange for testimony or cooperation; reimbursement is limited to reasonable, documented out-of-pocket expenses. Each Agreement provides that the applicable party’s sole obligation is to provide complete and truthful information and testimony, that no party may request that the party adopt any particular version of facts, and that the party retains the right to communicate directly with the U.S. Securities and Exchange Commission and other governmental authorities without prior notice to or approval from any party. The Company believes the Agreements advance the objectives of its Compliance and Restitution initiative by securing the cooperation of two former members of management and the return and cancellation of a substantial number of shares to the Company.

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Each of the Agreements is governed by the laws of the State of New York, except that matters of the Company’s corporate authority, the share surrender and cancellation, and related matters are governed by Nevada law. Each Agreement is a confidential settlement communication. The foregoing descriptions of the Agreements are summaries only, do not purport to be complete, and the Company has not filed either Agreement as an exhibit to this Current Report on Form 8-K.

As of the date of this Current Report on Form 8-K, the contemplated legal actions referenced in the Agreements have not been filed, and the Company can provide no assurance as to the timing, outcome, or amount of any recovery, restitution, or cancellation of securities that may result from the matters described above, beyond the cancellation of the shares surrendered under the Agreements. The Company has provided the foregoing disclosure on a voluntary basis, does not undertake to disclose its litigation strategy, and undertakes to make such further disclosures regarding these matters as may be required by the federal securities laws.

Forward-Looking Statements

This Current Report on Form 8-K contains “forward-looking statements” within the meaning of the federal securities laws, including statements regarding the Company’s cooperation and settlement arrangements, the cancellation of securities, and the Company’s anticipated efforts to seek compliance, restitution, and the recovery of assets. These statements are based on current expectations, estimates, and projections about the Company’s business and the matters described above, management’s beliefs, and certain assumptions made by management, and involve risks and uncertainties. Actual results may differ materially from those expressed or implied by these forward-looking statements. Factors that could cause actual results to differ include, without limitation, the inherent uncertainties of litigation and dispute resolution, the conditional nature of the cooperation and release arrangements described above, the Company’s ability to obtain restitution or recover or cancel securities, the cooperation of third parties, the costs of pursuing such remedies, and general economic and market conditions. Readers are cautioned not to place undue reliance upon these forward-looking statements, which speak only as of the date of this report. The Company undertakes no obligation to revise or update any forward-looking statements to reflect future events or circumstances, except as required by law.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SENTIENT BRANDS HOLDINGS INC.

Date: July 10, 2026

By:	/s/ Serge Knazev
Serge Knazev
President, Chief Operating Officer and Acting Principal Executive Officer

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